EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a    Articles of Incorporation  of Twentieth  Century  Investors,  Inc.,
             dated July 2, 1990.  (filed as a part of  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  Commission  File No.  2-14213,  filed on February  29,
             1996, and incorporated herein by reference.)

EX-99.B1b    Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             November 20, 1990. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1c    Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation  and  Twentieth  Century  Investors,  Inc.,  a Delaware
             corporation,   dated  February  22,  1991.  (filed  as  a  part  of
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             February 29, 1996, and incorporated herein by reference.)

EX-99.B1d    Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             August 11, 1993. (filed as a part of  Post-Effective  Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1e    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             September 3, 1993. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1f    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             April 28, 1995. (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1g    Articles  Supplementary  of  Twentieth  Century  Investors,   dated
             November 17, 1995. (filed as a part of Post-Effective Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1h    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             January 30, 1996. (filed as a part of Post-Effective  Amendment No.
             73 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1i    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             March 11, 1996. (filed as a part of Post-Effective Amendment No. 75 to the  Registration  Statement  on Form  N-1A  of the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B1j    Articles of Amendment of Twentieth  Century  Investors,  Inc. dated
             December 2, 1996. (filed as a part of Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B1k    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996. (filed as a part of Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B1l    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July __, 1997 (to be filed with post-effective amendment).

EX-99.B2 Bylaws of Twentieth Century Investors, Inc. (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B4 Specimen certificate representing shares of common stock of American Century Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference.)

EX-99.B5a    Management Agreement, dated as of August 1, 1994, between Twentieth
             Century Investors, Inc. and Investors Research Corporation.(filed as a part of Post-Effective Amendment No. 75 to the Registration
             Statement  on Form  N-1A of the  Registrant,  Commission  File  No.
             2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5b    Addendum  to  Management  Agreement,  dated as of August  1,  1996, between Twentieth Century  Investors,  Inc. and Investors  Research
             Corporation.(filed as a part of Post-Effective  Amendment No. 75 to
             the  Registration   Statement  on  Form  N-1A  of  the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B5c    Management  Agreement-Advisor Class, dated as of September 1, 1996, between Twentieth Century  Investors,  Inc. and Investors  Research
             Corporation.(filed as a part of Post-Effective  Amendment No. 75 to
             the  Registration   Statement  on  Form  N-1A  of  the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B5d    Management  Agreement-Service Class, dated as of September 1, 1996, between Twentieth Century  Investors,  Inc. and Investors  Research
             Corporation.(filed as a part of Post-Effective  Amendment No. 75 to
             the  Registration   Statement  on  Form  N-1A  of  the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B5e    Management  Agreement-Institutional Class, dated as of September 1,
             1996,  between  Twentieth  Century  Investors,  Inc. and  Investors
             Research  Corporation.(filed as a part of Post-Effective  Amendment
             No.  75  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5f    Management  Agreement  between American Century Mutual Funds,  Inc.
             and American Century  Investment  Management,  Inc. dated August 1,
             1997 (to be filed with post-effective amendment.)

EX-99.B6a    Distribution  Agreement  between TCI  Portfolios,  Inc.,  Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth Century Premium Reserves,  Inc., Twentieth Century
             Strategic  Asset   Allocations,   Inc.,   Twentieth  Century  World
             Investors,  Inc.  and  Twentieth  Century  Securities,  Inc.  dated
             September 3, 1996 (filed as Exhibit 6.1 to Post-Effective Amendment
             No.  21 to the  Registration  Statement  on Form  N-1A of  American
             Century Variable Portfolios, Inc., Commission File No. 811-5188, filed on July 1, 1997.)

EX-99.B6b    Amendment No. 1 to Distribution  Agreement between American Century
             Variable  Portfolios,  Inc.,  American Century Capital  Portfolios,
             Inc., American Century Mutual Funds, Inc., American Century Premium
             Reserves, Inc., American Century Strategic Asset Allocations, Inc.,
             American  Century  World Mutual  Funds,  Inc. and American  Century
             Investment Services, Inc. dated June 13, 1997 (filed as Exhibit 6.2 to Post-Effective Amendment No. 21 to the Registration Statement on
             Form N-1A of American Century Variable Portfolios, Inc., Commission
             File No. 811-5188, filed on July 1, 1997.)

EX-99.B8a    Custodian Agreement for ACH transactions,  dated September 21, 1994 between Twentieth Century Investors, Inc. and United Missouri Bank of Kansas City, N.A. is included herein.

EX-99.B8b    Custody Agreement dated September 12, 1995, between United Missouri
             Bank  of  Kansas  City,  N.A.,   Investors  Research   Corporation,
             Twentieth  Century   Investors,   Inc.,   Twentieth  Century  World
             Investors,  Inc.,  Twentieth  Century  Premium  Reserves,  Inc. and
             Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 8(e) to Pre-Effective Amendment No. 4 to the Registration Statement on
             Form N-1A of Twentieth Century Strategic Asset  Allocations,  Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B8c    Amendment  No. 1 to  Custody  Agreement  dated  January  25,  1996, between  United  Missouri  Bank of  Kansas  City,  N.A.,  Investors
             Research Corporation,  Twentieth Century Investors, Inc., Twentieth
             Century World Investors,  Inc., Twentieth Century Premium Reserves,
             Inc.,  Twentieth  Century  Capital  Portfolios,  Inc. and Twentieth
             Century Strategic Asset Allocations, Inc. (filed as Exhibit 8(e) to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A  of  Twentieth  Century  Strategic  Asset  Allocations,  Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B8d    Amendment No. 2 to Custody  Agreement  dated June 4, 1997,  between
             UMB Bank,  N.A.,  American  Century  Investment  Management,  Inc.,
             American Century Mutual Funds, Inc.,  American Century World Mutual
             Funds, Inc., American Century Variable  Portfolios,  Inc., American
             Century Capital  Portfolios,  Inc. and American  Century  Strategic
             Asset Allocations, Inc. is included herein.

EX-99.B8e    Global Custody  Agreement  between The Chase Manhattan Bank and the
             Twentieth  Century and Benham  funds,  dated  August 9, 1996 (filed
             Exhibit-99.B8 as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government
             Income Trust, Commission File No. 2-99222, filed February 7, 1997, and incorporated herein by reference.)

EX-99.B8f    Master Agreement  between Commerce Bank, N.A. and Twentieth Century
             Services,  Inc.  dated  January  22,  1997  (filed  as  a  part  of
             Post-Effective  Amendment No. 76 to the  Registration  Statement on
             Form N-1A of the Registrant, Commission File No. 2-1421113, filed on February 28, 1997, and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-1421113, filed on February 28, 1997, and incorporated herein by reference).

EX-99.B10    Opinion and Consent of Charles A. Etherington, Esq.

EX-99.B14    Model Retirement Plans (filed as Exhibits 14(a),  14(b),  14(c) and
             14(d)  to  Pre-Effective   Amendment  No.  2  to  the  Registration
             Statement on Form N-1A of Twentieth Century World Investors,  Inc.,
             Commission File No. 33-39242, filed May 6, 1991, and incorporated herein by reference).

EX-99.B15a   Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century  World  Investors,  Inc.  (Advisor  Class) dated
             September 3, 1996 (filed as a part of Post-Effective  Amendment No.
             75 to the  Registration  Statement on Form N-1A of the  Registrant,
             Commission  File  No.   2-14213,   filed  on  June  14,  1996,  and
             incorporated herein by reference.)

EX-99.B15b   Amendment No. 1 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 is included herein.

EX-99.B15c   Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors, Inc. (Service Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 75 to the Registration
             Statement  on Form  N-1A of the  Registrant,  Commission  File  No.
             2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B17    Power of  Attorney  dated  February  15,  1997  (filed as a part of
             Post-Effective  Amendment No. 76 to the  Registration  Statement on
             Form N-1A of the Registrant,  Commission File No. 2-14213, filed on
             February 28, 1997, and incorporated herein by reference.)

EX-99.B18a   Multiple Class Plan of Twentieth Century Capital Portfolios,  Inc.,
             Twentieth  Century  Investors,  Inc.,  Twentieth  Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated  September  3,  1996  (filed  as  a  part  of  Post-Effective
             Amendment No. 75 to the Registration  Statement on Form N-1A of the
             Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B18b   Amendment No. 1 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated June 13, 1997 is included herein.

EX-27.5.17   Financial Data Schedule for Benham High Yield Fund.